INVESTMENTS - Contractual Maturities of Marketable Securities (Details) $ in Thousands	Dec. 31, 2021 USD ($)
Cost
Marketable securities, due in less than one year	$ 163,377
Marketable securities, due in one to five years	103,400
Total investments	266,777
Debt Securities, Available-for-sale, Maturity, Allocated and Single Maturity Date, Fair Value [Abstract]
Marketable securities, due in less than one year	163,273
Marketable securities, due in one to five years	102,878
Total investments	$ 266,151